UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 20, 2025

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices)

201 E. Main Street, Suite 300
El Paso, Texas 79901
(Registrant's United States mailing address) (Zip Code)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value per share	HELE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2025, at the annual general meeting of the shareholders (the “Annual Meeting”) of Helen of Troy Limited, a Bermuda company (the “Company”), the shareholders approved the Helen of Troy Limited 2025 Stock Incentive Plan (the “2025 Stock Plan”). A description of the material terms and conditions of the 2025 Stock Plan is included in “Proposal 3: Approval of the Helen of Troy Limited 2025 Stock Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the Securities and Exchange Commission on June 20, 2025 (the “Proxy Statement”) and is incorporated herein by reference. The 2025 Stock Plan is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On August 20, 2025, the following proposals were submitted to a vote of the shareholders of the Company at the Annual Meeting:

1.The election of the eight nominees to the Company’s Board of Directors (the “Board”).

2.An advisory vote on the Company’s executive compensation.

3.The vote for the 2025 Stock Plan.

4.Ratification of the appointment of Grant Thornton LLP as the Company’s auditor and independent registered public accounting firm and the authorization of the Company’s Audit Committee of the Board to set the auditor’s remuneration.

The voting results for each proposal are set forth below.

Election of Directors

The Company’s eight nominees for director were each elected to serve on the Board until the next annual general meeting of shareholders. The votes for each director were as follows:

Name:	For	Against	Abstain	Broker Non-Votes
Timothy F. Meeker	18,228,127	1,189,348	26,243	2,225,381
Krista L. Berry	18,638,559	768,102	37,057	2,225,381
Vincent D. Carson	18,960,334	451,584	31,800	2,225,381
Thurman K. Case	18,981,386	430,697	31,635	2,225,381
Tabata L. Gomez	19,026,030	386,855	30,833	2,225,381
Elena B. Otero	19,008,922	401,249	33,547	2,225,381
Beryl B. Raff	18,685,293	725,071	33,354	2,225,381
Darren G. Woody	18,253,100	1,159,893	30,725	2,225,381

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
18,587,564	805,059	51,095	2,225,381

Vote for the 2025 Stock Plan

The proposal to approve the 2025 Stock Plan was approved, having received the following votes:

For	Against	Abstain	Broker Non-Votes
18,766,619	648,576	28,523	2,225,381

Ratification of Grant Thornton LLP as the Company’s Auditor and Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP to serve as the Company’s auditor and independent registered public accounting firm and to authorize the Company’s Audit Committee of the Board of Directors to set the auditor’s remuneration was approved. The votes were cast as follows:

For	Against	Abstain
21,263,746	362,579	42,774

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*†	Helen of Troy Limited 2025 Stock Incentive Plan.

* Filed herewith.
† Management contract or compensatory plan or arrangement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: August 21, 2025	/s/ Tracy L. Scheuerman
Tracy L. Scheuerman
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
4